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                      SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 7, 1998

                              COHERENT, INC.
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           (Exact name of Registrant as specified in its charter)

           DELAWARE                      000-05255               94-1622541
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                           5100 PATRICK HENRY DRIVE
                         SANTA CLARA, CALIFORNIA 95054
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          (Address, including zip code, of principal executive offices)

             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                               (408) 764-4000

                               NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     The information that is set forth in the Registrant's News Release dated December 8, 1998 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

               99.1   Text of Press Release dated December 8, 1998.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COHERENT, INC.
                                             A Delaware Corporation



Dated: December 17, 1998                     By: /s/ Robert J. Quillinan
                                                 -----------------------------
                                                 Robert J. Quillinan
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                EXHIBIT INDEX



Exhibit Number     Description
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    99.1           Text of News Release dated December 8, 1998.


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